1st Quarter 2013 Earnings Conference Call April 26, 2013 EXHIBIT 99.3

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the uncertainties of successful exploration of unconventional gas and oil resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2012 Forms 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy’s 2012 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by accessing its website at www.sec.gov or by calling 1-800-SEC-0330. 2

Participants • Dave Meador – Executive Vice President and CFO • Peter Oleksiak – Senior Vice President of Finance • Dan Brudzynski – Vice President, Treasurer & Investor Relations • Anastasia Minor – Director, Investor Relations 3

• Overview • First Quarter 2013 Earnings Results • Cash Flow and Capital Expenditure • Summary 4

5%-6% Average Annual EPS Growth Attractive Dividend Investment Thesis DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet – Utility growth plan driven by mandated investments – Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns – Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability – Meaningful, low-risk growth opportunities in non- utility businesses continue to provide diversity in earnings and geography 5

Overview * Reconciliation to GAAP reported earnings included in the appendix DTE Energy 1Q 2013 operating earnings per share* of $1.34 vs. $0.91 in 1Q 2012 driven by: • Return to near-normal weather at both utilities after record warm winter in 2012 • Lower benefits expense due to plan changes • Rate case settlement at DTE Gas • Continued gas distribution system efficiency improvements • Acquisition of on-site energy project portfolio in 4Q 2012 • Continued Reduced Emissions Fuel (REF) growth Balance sheet remains strong • Generated $600 million in cash from operations 1Q 2013 • On pace to hit balance sheet metrics in 2013 • Moody’s and Fitch credit upgrades in 1Q 2013 6

DTE Energy

Infrastructure Recovery Mechanism reduces regulatory risk and regulatory lag on investments

Main Renewal, Meter Move-Out & Pipeline Integrity





- MPSC approved Infrastructure Recovery Mechanism as proposed
- Covers five year period from 2013 to 2017, with projected investment of ~$400 million
- Recovers cost of service related to infrastructure investments; reconciled annually
- Mechanism remains in effect until next rate order



Estimated Surcharge Revenue
(millions)
$3
~$15
~$30
~$40
~$50
2013
2014
2015
2016
2017

7

• Overview • First Quarter 2013 Earnings Results • Cash Flow and Capital Expenditure • Summary 8

DTE Energy First Quarter 2013 Operating Earnings Per Share* Gas Storage & Pipelines $0.10 $1.34 Power & Industrial Projects $0.07 * Reconciliation to GAAP reported earnings included in the appendix Energy Trading $0.04 Corporate & Other ($0.08) DTE Gas $0.55 Non-Utility $0.21 DTE Electric $0.66 9

DTE Electric 96$ 115$ 19$ DTE Gas 52 96 44 Gas Storage & Pipelines 17 17 - Power & Industrial Projects 8 12 4 Energy Trading (2) 7 9 Corporate & Other (15) (13) 2 DTE Energy 156$ 234$ 78$ Operating EPS 0.91$ 1.34$ 0.43$ Avg. Shares Outstanding 170 173 DTE Energy First Quarter 2013 Operating Earnings Variance Operating Earnings* (millions, except EPS) 1Q 2012 1Q 2013 Change * Reconciliation to GAAP reported earnings included in the appendix DTE Electric • Return to near-normal weather in 1Q 2013 and lower benefits expense DTE Gas • Return to near-normal weather in 1Q 2013, rate order settlement, lower lost gas expense due to continued improvements in distribution system and lower benefits expense Non-Utility • Gas Storage & Pipelines driven by growth across the pipeline platforms offset by lower storage earnings • Power & Industrial Projects higher due to on-site energy project portfolio acquisition and growth in renewables and REF • Energy Trading experienced improved market opportunities due to return to near-normal weather Drivers 10

DTE Gas Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix $52 ($ millions) $5 $26 • Near-normal weather in 1Q 2013; record warm weather in 1Q 2012 Variance to normal weather - 1Q 2012: ($23) - 1Q 2013: $3 • Continuous improvement of distribution system driving lower lost gas expense • Primarily lower benefits expense due to plan changes $6 $7 $96 Drivers DTE Gas Operating Earnings* Variance 11

• Overview • First Quarter 2013 Earnings Results • Cash Flow and Capital Expenditure • Summary 12

1Q 2012 1Q 2013 Cash From Operations* $0.6 $0.6 Capital Spending (0.4) (0.4) Free Cash Flow $0.2 $0.2 Asset Sales - - Dividends (0.1) (0.1) Net Cash $0.1 $0.1 Debt Financing: Issuances $0.0 $0.4 Redemptions (0.1) (0.3) Change in Debt ($0.1) $0.1 DTE Energy First Quarter 2013 Cash Flow Cash Flow Summary (billions) • Cash flow remains strong this year • 2013 first quarter results are consistent with last year and in line with guidance for the year Drivers * Includes ~$50 million and ~$100 million of equity issued for employee benefit programs in 1Q 2012 and 1Q 2013, respectively. 13

1Q 2012 1Q 2013 DTE Electric Operational $238 $211 Environmental 29 34 Renewable Energy 17 10 $284 $255 DTE Gas Operational $35 $39 Main Renewal / Meter Move Out 10 14 $45 $53 Non-Utility $75 $81 Total $404 $389 DTE Energy First Quarter 2013 Capital Expenditures Capital Expenditures (millions) • DTE Electric lower driven by 2012 Fermi refueling outage • DTE Gas higher due to increased spending on advanced metering infrastructure and main renewal • Non-utility increase driven by investments in Bluestone Pipeline and related gathering Drivers 14

2012 2013E *Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity • A strong balance sheet remains a key priority and leverage and cash flow metrics are within targeted ranges • Series of recent credit improvements - Moody’s upgraded DTE Energy, DTE Electric and DTE Gas in February 2013 - Fitch upgraded DTE Gas in January 2013, after upgrading both DTE Electric and DTE Gas in January 2012 • 2013 financing plan is on track - Issued $100 million of equity to date; targeting $300 million for the year - DTE Electric Issued $375 million of 30-year, 4% debt in March 2013 • Successfully extended the existing $1.8 billion credit facilities to 2018 • $2 billion of available liquidity as of March 31, 2013 Leverage* Funds from Operations / Debt* 2012 2013E 50% 50% Target 50% - 52% 22% 22% Target 21% - 22% Strong Balance Sheet Supports Growth 15

• Overview • First Quarter 2013 Earnings Results • Cash Flow and Capital Expenditure • Summary 16

• 1Q 2013 operating EPS* of $1.34 driven by return to near-normal weather in 1Q 2013, continued improvement in distribution system at DTE Gas, solid performance from non-utility businesses, and benefit plan changes • Infrastructure Recovery Mechanism at DTE Gas approved by the MPSC as proposed • Mandated utility investments and meaningful, low-risk growth opportunities in our non-utility businesses expected to provide 5% - 6% annual EPS growth going forward • Balance sheet and cash flow metrics remain strong DTE Energy Analyst Day - May 1st in New York City (Live audio webcast link on DTE Energy’s Investor Relations website) Summary * Reconciliation to GAAP reported earnings included in the appendix 17

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 18

Appendix

DTE Electric Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix $96 $11 ($ millions) $115 • Near-normal weather in 1Q 2013; record warm weather in 1Q 2012 Variance to normal weather - 1Q 2012: ($11) - 1Q 2013: $0 • Lower benefits expense due to plan changes $8 Drivers DTE Electric Operating Earnings* Variance 20

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

($ millions)



$7
$2
$9
1Q 2013 Operating Earnings*
Accounting Adjustments**
1Q 2013 Economic Net Income
($2)
($2)
1Q 2012 Operating Earnings*
Accounting Adjustments**
1Q 2012 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes.
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors.
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget.

Energy Trading Operating Earnings*

($ millions, after-tax)

	1Q 2013	1Q 2012
Realized	$19	$20
Unrealized	2	(11)
O&M / Other	(14)	(11)
	$7	($2)

*Reconciliation to GAAP reported earnings included in the appendix

**Consists of the income statement effect of the timing of recognition of the fair value of derivative contracts for accounting vs. economic purposes and not recognizing changes in the fair value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission, and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

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DTE Energy 2013 Operating Earnings Guidance 2013 Drivers * Reconciliation to GAAP reported earnings included in the appendix 2013 Guidance* 2012 Actuals* 22 (millions, except EPS) DTE Electric Renewables growth, continued cost control and normal weather $483 $475 - $485 DTE Gas Normal weather and full year rate increase offset by 2012 one-time items 115 113 - 118 Gas Storage & Pipelines Bluestone Pipeline in-service and expansion of Millennium 61 62 - 67 Power & Industrial Projects Earnings growth from REF and renewable energy projects 52 60 - 70 Energy Trading Planning for comparable market opportunities 12 10 - 30 Corporate & Other (47) (46) Lower interest expense and taxes DTE Energy Operating EPS Avg. Shares Outstanding $676 $3.94 172 $674 - $724 $3.85 - $4.15 175

2012 2013 Actual Guidance Cash From Operations* $2.2 $1.8 Capital Spending (2.1) (2.2) Free Cash Flow $0.1 ($0.4) Asset Sales 0.3 - Dividends (0.4) (0.4) Net Cash $0.0 ($0.8) Debt Financing: Issuances $0.8 $1.6 Redemptions (0.8) (0.8) Change in Debt $0.0 $0.8 DTE Energy 2013 Cash Flow Guidance Cash Flow Summary (billions) • 2013 cash from operations decrease due to higher benefit plan contributions, higher gas inventory purchases and lower surcharge collections • Unconventional Gas business sale in 2012 led to higher asset sales 2013 Drivers * Includes $0.2 billion and planned $0.3 billion of equity issued for employee benefit programs in 2012 and 2013, respectively. 23

DTE Energy 2013 Capital Expenditure Guidance 2012 2013 Actual Guidance DTE Electric Operational $823 $1,020 Environmental 161 335 Renewable Energy 246 200 $1,230 $1,555 DTE Gas Operational $172 $150 Main Renewal / Meter Move-out 48 70 $220 $220 $594 $400 Total $2,044 $2,175 Non-Utility Capital Expenditures Summary (millions) DTE Electric • Increased investment in operational capital for improved generation and distribution reliability • Higher environmental capital to meet 2015 compliance DTE Gas • Higher capital for main renewal and meter relocation projects Non-Utility • 2013 capital investment driven by Bluestone pipeline and related gathering and various Power & Industrial projects 2013 Drivers 24

Reconciliation of 2012 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2012 — **Net Income ($ millions)**

	DTE Energy	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Indust. Projects	Energy Trading	Corporate & Other	Unc. Gas Prod.
Reported Earnings	$ 610	$ 483	$ 115	$ 61	$ 42	$ 12	$ (47)	$ (56)
Coke oven gas settlement	7	-	-	-	7	-	-	-
Loss on sale of coal transloading terminal and Petroleum coke mill impairment	3	-	-	-	3	-	-	-
Discontinued Operations of Unconventional Gas	56	-	-	-	-	-	-	56
Operating Earnings	$ 676	$ 483	$ 115	$ 61	$ 52	$ 12	$ (47)	$ -

2012 — **$EPS**

	DTE Energy	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Indust. Projects	Energy Trading	Corporate & Other	Unc. Gas Prod.
Reported Earnings	$ 3.55	$ 2.81	$ 0.67	$ 0.36	$ 0.24	$ 0.07	$ (0.27)	$ (0.33)
Coke oven gas settlement	0.04	-	-	-	0.04	-	-	-
Loss on sale of coal transloading terminal and Petroleum coke mill impairment	0.02	-	-	-	0.02	-	-	-
Discontinued Operations of Unconventional Gas	0.33	-	-	-	-	-	-	0.33
Operating Earnings	$ 3.94	$ 2.81	$ 0.67	$ 0.36	$ 0.30	$ 0.07	$ (0.27)	$ -

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Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. There were no reported to operating earnings adjustments in 1Q 2013 or 1Q 2012. For comparative purposes, 2012 operating earnings excludes the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. 26